UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-05689

DWS Multi-Market Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2010 Annual Report to Shareholders

DWS Multi-Market Income Trust Ticker Symbol: KMM

Contents
4 Performance Summary
6 Portfolio Management Review
11 Portfolio Summary
13 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Cash Flows
35 Statement of Changes in Net Assets
36 Financial Highlights
37 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Tax Information
49 Other Information
50 Dividend Reinvestment Plan
52 Investment Management Agreement Approval
57 Board Members and Officers
61 Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value for the 3-year, 5-year and 10-year periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.
Average Annual Total Returns as of 11/30/10
DWS Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	18.71%	11.40%	9.78%	11.91%
Based on Market Price(a)	34.58%	17.96%	9.85%	12.68%
Credit Suisse High Yield Index(b)	15.61%	8.57%	8.18%	9.13%
Lipper Closed-End General Bond Funds Category(c)	17.05%	7.70%	6.77%	8.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(c) Lipper's Closed-End General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 11/30/10	As of 11/30/09
Net Asset Value	$9.75	$8.99
Market Price	$10.17	$8.28

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 11/30/10: Income Dividends	$.85
November Income Dividend	$.0735
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/10+	9.05%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/10+	8.67%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End General Bond Funds Category as of 11/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	11	42
3-Year	4	of	10	37
5-Year	2	of	10	19
10-Year	1	of	6	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS Multi-Market Income Trust

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Multi-Market Income Trust. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of a global investment platform to American investors.

Portfolio Manager

Gary Russell, CFA

Lead Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund's investment objective is to provide high current income consistent with prudent total return asset management. The fund may utilize leverage in the form of bank borrowings under a secured line of credit.

The past 12 months brought excellent performance for both US high-yield bonds and emerging-markets debt. Looking first at high yield, the Credit Suisse High Yield Index returned 15.61% during the past 12 months and strongly outperformed the 6.02% return of the broader US bond market, as measured by the Barclays Capital US Aggregate Bond Index.1,2 A key factor propelling the performance of the high-yield sector was the extremely low rates available in government bonds and short-term fixed-income investments, which prompted investors to look for opportunities in higher-risk segments of the market, such as high-yield bonds, in order to generate yield in their portfolios. A second notable event was the plunge in the Moody's trailing 12-month US speculative bond par default rate to 1.51% from 20.08% one year ago, which reflects the strong, and improving, health of corporations in the high-yield sector.3 These positive developments were reflected in a continued decline in the yield spread of high-yield bonds relative to Treasuries. While at the beginning of the annual period this gap was 738 basis points (7.38 percentage points), it stood at 634 on November 30, 2010 — indicating outperformance for high yield.4

Emerging-market bonds also delivered a strong performance during the one-year period ending November 30, 2010, as measured by the 13.17% return of the JPMorgan Emerging Markets Bond Global Diversified Index.5 The robust performance of emerging-market bonds reflected strong inflows resulting from investors' search for yield at a time of low interest rates in the developed markets. The positive economic trends in the emerging world also helped underpin market performance. For many countries, gross domestic product growth was much higher than expected and domestic demand gained a higher share of the overall contribution to economic growth. These favorable growth results, in turn, helped emerging nations continue the process of shoring up their finances — a positive for their bond markets. Many countries revised down their projected fiscal deficits for 2010, which kept public debt ratios in check and encouraged further upgrades in the credit ratings of those countries. In this positive environment, the yield spread between dollar-denominated emerging-market bonds and comparable US Treasuries declined from 344 basis points (or 3.44 percentage points) to 307 during the year — indicating outperformance for the emerging markets.

With this as the backdrop, the fund provided a total return of 18.71% based on net asset value (NAV) for the one-year period ended November 30, 2010. (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.) In comparison, the funds in its Lipper peer group, the Closed-End General Bond Funds category, produced an average return of 17.05%.6

For the fiscal year ended November 30, 2010, the fund's return based on the market price of its shares quoted on the New York Stock Exchange was 34.58%. Over the period, the fund went from trading at a 7.9% discount to a 4.3% premium.

The fund maintained a leveraged position throughout the period, meaning that the fund borrowed money as permitted by its loan agreement. The portfolio was approximately 28% leveraged at the close of the period, meaning that the fund borrowed $92 million. In employing leverage, the fund uses a secured line of credit and then invests the proceeds in longer-term securities.

Positive and Negative Contributors to Performance

The fund benefited from positive returns in both the high-yield and emerging-markets segments of the portfolio. The most significant contribution came from the high-yield segment.

The largest contributor to our relative performance was our underweight in Texas Competitive Electric,* a significant benchmark component that experienced extraordinary volatility due to steps undertaken by the company to manage its substantial looming debt maturities.7 The company's bonds indeed underperformed, so our decision to remain underweight was a positive for our relative performance.

Another important contributor to our performance in the past year was our position in Ford Motor Co. Ford benefited from rising sales, increased market share and declining debt, all of which set the stage for an upgrade to its credit quality rating.8 An overweight in the bonds of UCI Holdco, Inc., — parent company of United Components, a supplier of truck after-market replacement parts — was an additional positive for our relative performance. Also aiding performance was an overweight in the bonds of equipment rental company United Rentals North America, Inc., which received a ratings upgrade and refinanced its debt.

An underweight in power producer Dynegy Holdings, Inc., whose results suffered from low power prices, proved to be the correct positioning.

The most significant detractor from performance was our overweight in higher-rated securities. One outcome of this positioning was our underweight or non-holdings in certain high-volatility securities that performed very well in the rising market, such as CIT Group, Inc. and Residential Capital.* In all cases, we saw a heightened level of risk stemming from these issuers' exposure to the real estate market. On the other side of the ledger, overweights in certain lower-volatility securities — such as NRG Energy, Inc. and HCA, Inc. — prevented us from keeping pace with the rising market.

These detractors demonstrate that at times our risk management process can cause us to miss some winners. However, we believe a focus on risk and reward — rather than trying to chase short-term performance in the hottest areas of the market — remains the most prudent strategy.

We continued to favor higher-rated issues within high yield, a defensive posture that reflects the outsized price appreciation of lower-rated issues relative to the more sluggish improvement in economic growth. We continue to see the best risk-adjusted opportunities in the higher-rated segments of high yield, and the fund is positioned accordingly.

The fund's weighting in emerging-markets debt, which stood at approximately 9% of the investment portfolio as of the close of the period, also produced a strong return. Our performance in this segment was helped by our exposure in longer-dated issues, which benefited from their greater sensitivity to falling interest rates, and to higher-beta issues, which outperformed amid the positive environment for the emerging markets in general.9

The fund's use of leverage contributed positively to performance during the annual period. Since leverage can magnify either a gain or a loss, holding leverage at a time of positive market performance proved to be the correct positioning. Low interest rates are also beneficial to this strategy by providing us with a low cost of funds.

Outlook and Positioning

We continue to hold an upbeat outlook for high-yield bonds. All of the market's key fundamental underpinnings remain sound, including robust liquidity, improving balance sheets, supportive US Federal Reserve Board policy, rising merger and acquisition activity, and a low default rate. Even with these positives in place, however, investors should be aware that high-yield bonds are unlikely to maintain a rate of return as strong as that of the past 18-plus months. Still, we believe the asset class remains well supported by its significant yield advantage relative to other segments of the bond market.

We also continue to look for opportunities across the full range of corporations' capital structure, as evidenced by our exposure to bank loans. We continue to overweight the single-B credit tier, where we see the best trade-off of risk and reward. We hold an underweight in issues rated BB and a modest underweight in those rated CCC.

Our outlook on the emerging markets remains positive, and this is reflected in our positioning. Emerging markets continue to exhibit higher growth rates and — in many cases — are more fiscally sound than much of the developed world. This is particularly true for nations that enjoy both solid export demand and sustainable internal consumption trends.

As always, our investment process remains focused on using credit research to identify what we believe are the most compelling investment opportunities for the portfolio. We manage the fund from a long-term perspective, which means that we do not take on excessive risk to boost one-year returns. Instead, we strive to generate outperformance over a multi-year period by achieving an appropriate trade-off of risk and return. At a time in which developed-market government bonds are offering paltry yields, we believe our global, multi-asset class approach provides us with the best chance to strike this favorable balance over time.

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

3 Moody's trailing 12-month US speculative bond par default rate incorporates the last 12-months of data. It is a (par) dollar-weighting that expresses the dollar value of bond defaults as a portion of the total (par) dollar value of bonds. For instance, if there were a $100 million-dollar value of bond issues and $3 million of them defaulted during the past 12 months, the trailing 12-month dollar-weighted default rate would be 3%.The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

4 "Yield spread" refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

5 The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged index that tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6 Lipper's Closed-End General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

8 A credit quality rating is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

9 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

* Not held in the portfolio as of November 30, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/10	11/30/09

Corporate Bonds	80%	79%
Government & Agency Obligations	9%	13%
Loan Participations and Assignments	7%	7%
Cash Equivalents	3%	1%
Preferred Securities	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	11/30/10	11/30/09

Financials	18%	17%
Consumer Discretionary	14%	13%
Materials	12%	12%
Telecommunication Services	10%	9%
Energy	10%	10%
Emerging-Market Sovereign Bonds	9%	13%
Health Care	8%	6%
Industrials	8%	7%
Information Technology	4%	3%
Consumer Staples	4%	4%
Utilities	3%	6%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/10	11/30/09

A	1%	4%
BBB	8%	8%
BB	28%	32%
B	48%	36%
Below B	13%	18%
Not Rated	2%	2%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	11/30/10	11/30/09

Effective Maturity	9.0 years	8.3 years
Effective Duration	5.6 years	5.3 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or about the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of November 30, 2010
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 107.4%
Consumer Discretionary 15.0%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		355,000	355,887
8.75%, 6/1/2019		735,000	780,937
American Achievement Corp., 144A, 10.875%, 4/15/2016		435,000	430,650
Ameristar Casinos, Inc., 9.25%, 6/1/2014		420,000	449,400
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		255,000	250,538
144A, 8.375%, 11/15/2020		300,000	303,000
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		315,000	326,812
AutoNation, Inc., 6.75%, 4/15/2018		1,440,000	1,465,200
Avis Budget Car Rental LLC:
144A, 8.25%, 1/15/2019		365,000	356,787
9.625%, 3/15/2018		160,000	167,600
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		190,000	179,075
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		100,000	100,500
Brunswick Corp., 144A, 11.25%, 11/1/2016		275,000	321,750
Cablevision Systems Corp.:
7.75%, 4/15/2018		85,000	90,100
8.0%, 4/15/2020		85,000	91,163
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		205,000	34,850
Carrols Corp., 9.0%, 1/15/2013		130,000	130,813
CCO Holdings LLC:
144A, 7.25%, 10/30/2017		690,000	696,900
144A, 7.875%, 4/30/2018		140,000	144,900
144A, 8.125%, 4/30/2020		95,000	99,750
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,560,000	1,599,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		115,000	121,900
Series B, 9.25%, 12/15/2017		175,000	186,813
CSC Holdings LLC, 8.5%, 6/15/2015		1,250,000	1,356,250
DineEquity, Inc., 144A, 9.5%, 10/30/2018		300,000	310,500
DISH DBS Corp.:
6.625%, 10/1/2014		355,000	367,869
7.125%, 2/1/2016		345,000	354,487
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		290,000	928
Ford Motor Co., 7.45%, 7/16/2031		260,000	279,500
Gannett Co., Inc.:
144A, 6.375%, 9/1/2015		370,000	373,700
144A, 7.125%, 9/1/2018		370,000	371,850
8.75%, 11/15/2014		160,000	177,600
9.375%, 11/15/2017		320,000	356,000
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		160,000	175,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		220,000	223,300
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		235,000	278,475
Harrah's Operating Co., Inc.:
10.0%, 12/15/2018		520,000	439,400
11.25%, 6/1/2017		1,745,000	1,902,050
144A, 12.75%, 4/15/2018		190,000	186,200
Hertz Corp.:
144A, 7.5%, 10/15/2018		1,195,000	1,206,950
8.875%, 1/1/2014		960,000	975,600
Kabel Deutschland GmbH, 10.625%, 7/1/2014		75,000	78,000
Lear Corp.:
7.875%, 3/15/2018		145,000	155,150
8.125%, 3/15/2020		150,000	163,500
Levi Strauss & Co., 7.625%, 5/15/2020		480,000	492,000
Limited Brands, Inc., 7.0%, 5/1/2020		230,000	244,950
Macy's Retail Holdings, Inc., 8.375%, 7/15/2015		60,000	69,900
Mediacom Broadband LLC, 8.5%, 10/15/2015		835,000	832,912
Mediacom LLC, 9.125%, 8/15/2019 (b)		530,000	535,300
MGM Resorts International:
144A, 9.0%, 3/15/2020		590,000	643,100
144A, 10.0%, 11/1/2016		135,000	129,600
10.375%, 5/15/2014		275,000	305,250
11.125%, 11/15/2017		345,000	389,850
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		95,000	91,913
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		100,000	105,250
Norcraft Companies LP, 10.5%, 12/15/2015		620,000	657,200
Norcraft Holdings LP, 9.75%, 9/1/2012		309,000	306,683
Penske Automotive Group, Inc., 7.75%, 12/15/2016		985,000	967,762
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		225,000	226,688
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		300,000	321,750
Regal Entertainment Group, 9.125%, 8/15/2018		180,000	189,900
Sabre Holdings Corp., 8.35%, 3/15/2016		610,000	599,325
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		450,000	419,625
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		330,000	339,281
144A, 7.804%, 10/1/2020		535,000	485,213
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		190,000	204,725
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		425,000	447,312
Sonic Automotive, Inc.:
5.0%, 10/1/2029		100,000	119,000
Series B, 9.0%, 3/15/2018		350,000	361,375
Standard Pacific Corp.:
8.375%, 5/15/2018		35,000	36,050
10.75%, 9/15/2016		300,000	342,000
Toys "R" Us, Inc., 7.375%, 10/15/2018		330,000	317,625
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		260,000	271,375
Travelport LLC:
4.922%***, 9/1/2014		185,000	167,425
144A, 9.0%, 3/1/2016		250,000	248,125
9.875%, 9/1/2014		350,000	346,500
11.875%, 9/1/2016		270,000	276,075
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	610,000	839,320
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,285,000	1,336,400
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		185,000	189,163
UPC Holding BV:
144A, 8.0%, 11/1/2016	EUR	655,000	867,228
144A, 8.375%, 8/15/2020	EUR	280,000	363,454
Vertis, Inc., 13.5%, 4/1/2014 (PIK)**		112,615	3,378
Videotron Ltd., 9.125%, 4/15/2018		310,000	343,325
Visant Corp., 144A, 10.0%, 10/1/2017		305,000	314,913
Wynn Las Vegas LLC:
7.75%, 8/15/2020		370,000	390,350
7.875%, 11/1/2017		950,000	1,008,187
Young Broadcasting, Inc., 8.75%, 1/15/2014**		1,245,000	12
			35,563,603
Consumer Staples 4.1%
Alliance One International, Inc., 10.0%, 7/15/2016		195,000	203,775
B&G Foods, Inc., 7.625%, 1/15/2018		260,000	269,425
Central Garden & Pet Co., 8.25%, 3/1/2018		280,000	286,300
Constellation Brands, Inc., 8.375%, 12/15/2014		810,000	892,012
Del Monte Corp., 7.5%, 10/15/2019		1,560,000	1,766,700
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		225,000	234,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		330,000	316,800
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		1,215,000	1,178,550
NBTY, Inc., 144A, 9.0%, 10/1/2018		185,000	194,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		975,000	914,062
Rite Aid Corp.:
7.5%, 3/1/2017		170,000	160,225
144A, 8.0%, 8/15/2020		375,000	386,250
Smithfield Foods, Inc.:
7.75%, 7/1/2017		770,000	777,700
144A, 10.0%, 7/15/2014		510,000	576,300
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		240,000	238,800
SUPERVALU, Inc., 8.0%, 5/1/2016		245,000	240,713
Tops Holding Corp., 10.125%, 10/15/2015		440,000	468,600
TreeHouse Foods, Inc., 7.75%, 3/1/2018		185,000	200,725
Tyson Foods, Inc., 10.5%, 3/1/2014		275,000	325,875
			9,631,062
Energy 12.1%
Arch Coal, Inc., 7.25%, 10/1/2020		150,000	164,250
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		180,000	219,375
12.125%, 8/1/2017		510,000	668,100
Belden & Blake Corp., 8.75%, 7/15/2012		1,170,000	1,111,500
Berry Petroleum Co.:
6.75%, 11/1/2020		330,000	328,350
10.25%, 6/1/2014		325,000	368,875
Bill Barrett Corp., 9.875%, 7/15/2016		280,000	305,200
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		200,000	199,500
Bristow Group, Inc., 7.5%, 9/15/2017		335,000	351,750
Chaparral Energy, Inc., 8.5%, 12/1/2015		955,000	943,062
Chesapeake Energy Corp.:
6.625%, 8/15/2020		705,000	710,287
6.875%, 8/15/2018		350,000	357,000
6.875%, 11/15/2020		920,000	940,700
7.25%, 12/15/2018		495,000	519,750
9.5%, 2/15/2015		65,000	72,800
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		375,000	429,375
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		165,000	179,850
8.5%, 12/15/2019		165,000	181,500
Colorado Interstate Gas Co., 6.8%, 11/15/2015		645,000	759,130
CONSOL Energy, Inc.:
144A, 8.0%, 4/1/2017		830,000	892,250
144A, 8.25%, 4/1/2020		470,000	508,775
Continental Resources, Inc.:
144A, 7.125%, 4/1/2021		230,000	241,500
144A, 7.375%, 10/1/2020		245,000	260,925
8.25%, 10/1/2019		110,000	122,100
Crosstex Energy LP, 8.875%, 2/15/2018		425,000	443,063
Dynegy Holdings, Inc., 7.75%, 6/1/2019		375,000	244,688
El Paso Corp.:
7.25%, 6/1/2018		405,000	431,555
8.25%, 2/15/2016		240,000	262,519
9.625%, 5/15/2012		1,590,000	1,703,753
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		1,135,000	1,217,274
Energy Transfer Equity LP, 7.5%, 10/15/2020		280,000	289,800
Frontier Oil Corp.:
6.875%, 11/15/2018		270,000	274,050
8.5%, 9/15/2016		140,000	147,000
Genesis Energy LP, 144A, 7.875%, 12/15/2018		480,000	475,800
Global Geophysical Services, Inc., 10.5%, 5/1/2017		475,000	470,250
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		180,000	185,850
Holly Corp., 9.875%, 6/15/2017		620,000	674,250
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		410,000	432,550
Inergy LP, 144A, 7.0%, 10/1/2018		460,000	471,500
Linn Energy LLC:
144A, 7.75%, 2/1/2021		465,000	471,975
144A, 8.625%, 4/15/2020		390,000	413,400
11.75%, 5/15/2017		475,000	541,500
Mariner Energy, Inc., 7.5%, 4/15/2013		245,000	254,188
Newfield Exploration Co., 7.125%, 5/15/2018		955,000	1,002,750
Niska Gas Storage US LLC, 144A, 8.875%, 3/15/2018		205,000	215,250
OPTI Canada, Inc., 7.875%, 12/15/2014		485,000	333,438
Petrohawk Energy Corp.:
7.25%, 8/15/2018		370,000	369,075
7.875%, 6/1/2015		145,000	149,350
Plains Exploration & Production Co.:
7.0%, 3/15/2017		235,000	237,938
7.625%, 6/1/2018		530,000	560,501
8.625%, 10/15/2019		615,000	670,350
Quicksilver Resources, Inc., 11.75%, 1/1/2016		565,000	648,337
Range Resources Corp., 6.75%, 8/1/2020		140,000	144,900
Regency Energy Partners LP:
6.875%, 12/1/2018		275,000	277,750
9.375%, 6/1/2016		650,000	713,375
Sabine Pass LNG LP:
7.25%, 11/30/2013		1,125,000	1,082,812
7.5%, 11/30/2016		225,000	207,563
SandRidge Energy, Inc., 8.625%, 4/1/2015 (PIK)		185,000	180,375
Southwestern Energy Co., 7.5%, 2/1/2018		530,000	597,575
Stone Energy Corp.:
6.75%, 12/15/2014		525,000	501,375
8.625%, 2/1/2017		390,000	390,000
			28,523,583
Financials 19.0%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		510,000	489,600
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		540,000	479,925
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		740,000	710,400
6.875%, 9/15/2011		1,690,000	1,730,137
144A, 7.5%, 9/15/2020		905,000	886,900
144A, 8.0%, 3/15/2020		870,000	896,100
8.0%, 11/1/2031		555,000	574,425
8.3%, 2/12/2015		280,000	294,700
Anglo American Capital PLC, 144A, 9.375%, 4/8/2019		250,000	345,943
Antero Resources Finance Corp., 9.375%, 12/1/2017		90,000	92,700
Ardagh Packaging Finance PLC:
144A, 7.375%, 10/15/2017		285,000	292,838
144A, 7.375%, 10/15/2017	EUR	180,000	230,144
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		325,000	191,750
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		795,000	789,037
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018 (b)		485,000	508,038
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		420,000	442,050
Case New Holland, Inc.:
7.75%, 9/1/2013		1,110,000	1,187,700
144A, 7.875%, 12/1/2017		830,000	915,075
CIT Group, Inc.:
7.0%, 5/1/2013		295,000	295,369
7.0%, 5/1/2015		409,700	403,555
7.0%, 5/1/2017		1,370,000	1,335,750
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		165,000	166,031
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		495,000	535,838
E*TRADE Financial Corp.:
7.375%, 9/15/2013		1,175,000	1,163,250
12.5%, 11/30/2017 (PIK)		733,000	844,782
Express LLC, 8.75%, 3/1/2018		345,000	365,700
FCE Bank PLC, 9.375%, 1/17/2014	EUR	800,000	1,131,900
Fibria Overseas Finance Ltd., 144A, 7.5%, 5/4/2020		293,000	310,580
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		465,000	479,285
8.125%, 1/15/2020		1,410,000	1,618,031
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		300,000	343,500
GenOn Escrow Corp., 144A, 9.5%, 10/15/2018		185,000	175,750
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		225,000	226,125
Hellas Telecommunications Finance SCA, 144A, 8.985%***, 7/15/2015 (PIK)*	EUR	278,431	217
Hexion US Finance Corp., 8.875%, 2/1/2018		1,310,000	1,349,300
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		955,000	1,002,750
International Lease Finance Corp.:
144A, 8.625%, 9/15/2015		300,000	316,500
144A, 8.75%, 3/15/2017		600,000	631,500
iPayment, Inc., 9.75%, 5/15/2014		225,000	208,125
Kinder Morgan Finance Co., ULC, 5.7%, 1/5/2016		910,000	930,475
National Money Mart Co., 10.375%, 12/15/2016		450,000	479,250
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		100,000	100,500
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		775,000	782,750
144A, 7.75%, 10/15/2018		100,000	101,750
11.5%, 5/1/2016		110,000	125,400
NiSource Finance Corp., 6.125%, 3/1/2022		1,580,000	1,768,906
Nuveen Investments, Inc., 10.5%, 11/15/2015		495,000	493,144
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		405,000	403,988
Pinafore LLC, 144A, 9.0%, 10/1/2018		150,000	158,250
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		540,000	546,750
9.25%, 4/1/2015		785,000	807,569
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		493,000	512,104
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		1,355,000	1,378,712
144A, 7.75%, 10/15/2016		620,000	646,350
144A, 8.5%, 5/15/2018		100,000	99,500
144A, 9.0%, 4/15/2019		390,000	396,825
Roadhouse Financing, Inc., 144A, 10.75%, 10/15/2017		150,000	158,625
SLM Corp., 8.0%, 3/25/2020		170,000	170,850
Sprint Capital Corp., 8.375%, 3/15/2012		1,040,000	1,094,600
Susser Holdings LLC, 8.5%, 5/15/2016		215,000	227,900
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		360,000	405,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		730,000	1,752
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		317,095	317,095
Viking Acquisition, Inc., 144A, 9.25%, 11/1/2018		400,000	399,000
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,870,000	2,089,725
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		3,695,000	3,902,844
Wind Acquisition Finance SA:
144A, 7.25%, 2/15/2018		590,000	581,150
144A, 11.75%, 7/15/2017		900,000	999,000
Wind Acquisition Holdings Finance SA:
144A, 12.25%, 7/15/2017 (PIK)	EUR	132,870	193,169
144A, 12.25%, 7/15/2017 (PIK)		395,000	446,350
WMG Acquisition Corp., 9.5%, 6/15/2016		300,000	312,750
			44,993,333
Health Care 9.9%
Community Health Systems, Inc., 8.875%, 7/15/2015		5,265,000	5,508,506
DaVita, Inc.:
6.375%, 11/1/2018		170,000	168,513
6.625%, 11/1/2020		170,000	168,513
Hanger Orthopedic Group, Inc., 144A, 7.125%, 11/15/2018		185,000	180,606
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		805,000	791,919
HCA, Inc.:
7.875%, 2/15/2020		3,805,000	4,047,569
8.5%, 4/15/2019		270,000	294,300
9.125%, 11/15/2014		685,000	714,112
9.25%, 11/15/2016		3,145,000	3,365,150
9.625%, 11/15/2016 (PIK)		520,000	555,750
9.875%, 2/15/2017		505,000	551,712
IASIS Healthcare LLC, 8.75%, 6/15/2014		2,255,000	2,283,187
Mylan, Inc.:
144A, 7.625%, 7/15/2017		1,945,000	2,061,700
144A, 7.875%, 7/15/2020		190,000	202,588
The Cooper Companies, Inc., 7.125%, 2/15/2015		360,000	369,000
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		320,000	316,000
144A, 7.0%, 10/1/2020		505,000	492,375
Vanguard Health Holding Co. II, LLC:
8.0%, 2/1/2018		405,000	409,050
144A, 8.0%, 2/1/2018		370,000	370,925
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		545,000	545,000
			23,396,475
Industrials 10.7%
Accuride Corp., 144A, 9.5%, 8/1/2018		270,000	288,225
Actuant Corp., 6.875%, 6/15/2017		180,000	183,600
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		125,000	127,813
ARAMARK Corp., 8.5%, 2/1/2015		525,000	543,375
ArvinMeritor, Inc.:
8.125%, 9/15/2015		205,000	209,613
10.625%, 3/15/2018		225,000	252,563
BE Aerospace, Inc.:
6.875%, 10/1/2020		275,000	282,906
8.5%, 7/1/2018		830,000	902,625
Belden, Inc.:
7.0%, 3/15/2017		185,000	186,850
9.25%, 6/15/2019		425,000	465,375
Bombardier, Inc., 144A, 7.75%, 3/15/2020		2,055,000	2,209,125
Cenveo Corp.:
8.875%, 2/1/2018		1,005,000	997,462
144A, 10.5%, 8/15/2016		240,000	246,600
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		210,000	215,250
Clean Harbors, Inc., 7.625%, 8/15/2016		203,000	214,165
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		130,350	89,862
Corrections Corp. of America, 7.75%, 6/1/2017		625,000	681,250
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		117,000	126,945
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		635,000	644,525
Esco Corp., 144A, 4.167%***, 12/15/2013		275,000	275,344
Esterline Technologies Corp., 144A, 7.0%, 8/1/2020		400,000	414,000
FTI Consulting, Inc., 144A, 6.75%, 10/1/2020		1,095,000	1,105,950
Garda World Security Corp., 144A, 9.75%, 3/15/2017		235,000	247,338
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		185,000	185,463
Interline Brands, Inc., 144A, 7.0%, 11/15/2018		395,000	396,481
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		290,000	284,200
10.625%, 10/15/2016		255,000	257,869
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		735,000	769,912
7.625%, 12/1/2013		460,000	476,100
8.0%, 2/1/2018		850,000	913,750
Kansas City Southern Railway Co., 8.0%, 6/1/2015		455,000	485,712
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		755,000	781,425
Oshkosh Corp.:
8.25%, 3/1/2017		95,000	102,125
8.5%, 3/1/2020		185,000	200,725
Owens Corning, Inc., 9.0%, 6/15/2019		455,000	540,087
Ply Gem Industries, Inc., 13.125%, 7/15/2014		355,000	372,750
RailAmerica, Inc., 9.25%, 7/1/2017		264,000	289,080
RBS Global & Rexnord Corp.:
8.5%, 5/1/2018		885,000	907,125
11.75%, 8/1/2016		130,000	137,150
Rearden G Holdings Eins GmbH, 144A, 7.875%, 3/30/2020		170,000	181,050
Sitel LLC, 144A, 11.5%, 4/1/2018		350,000	297,500
Spirit AeroSystems, Inc.:
144A, 6.75%, 12/15/2020		330,000	330,825
7.5%, 10/1/2017		230,000	239,200
SPX Corp., 144A, 6.875%, 9/1/2017		250,000	262,500
The Geo Group, Inc., 7.75%, 10/15/2017		795,000	842,700
Titan International, Inc., 144A, 7.875%, 10/1/2017		1,230,000	1,279,200
TransDigm, Inc.: 7.75%, 7/15/2014		465,000	477,787
Triumph Group, Inc.:
8.0%, 11/15/2017		80,000	82,400
8.625%, 7/15/2018		565,000	613,731
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		435,000	440,437
United Rentals North America, Inc.:
9.25%, 12/15/2019		1,215,000	1,319,794
10.875%, 6/15/2016		590,000	669,650
USG Corp., 144A, 9.75%, 8/1/2014		200,000	210,000
			25,257,489
Information Technology 5.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		455,000	368,550
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		140,000	139,300
Amkor Technology, Inc., 7.375%, 5/1/2018		460,000	485,300
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		460,000	464,600
Equinix, Inc., 8.125%, 3/1/2018		930,000	974,175
Fidelity National Information Services, Inc.:
144A, 7.625%, 7/15/2017		135,000	142,425
144A, 7.875%, 7/15/2020		175,000	186,813
First Data Corp., 144A, 8.875%, 8/15/2020 (b)		635,000	660,400
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,755,000	1,838,362
InterXion Holding NV, 144A, 9.5%, 2/12/2017	EUR	280,000	383,444
Jabil Circuit, Inc.:
5.625%, 12/15/2020		400,000	393,000
7.75%, 7/15/2016		135,000	150,863
L-3 Communications Corp.:
5.875%, 1/15/2015		1,635,000	1,665,656
Series B, 6.375%, 10/15/2015		650,000	669,500
MasTec, Inc., 7.625%, 2/1/2017		430,000	427,850
NXP BV:
3.039%***, 10/15/2013		510,000	481,950
7.875%, 10/15/2014		140,000	143,675
144A, 9.75%, 8/1/2018		100,000	108,000
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		185,000	183,150
10.25%, 8/15/2015		1,395,000	1,447,312
10.625%, 5/15/2015		400,000	434,000
Unisys Corp., 144A, 12.75%, 10/15/2014		360,000	429,300
Vangent, Inc., 9.625%, 2/15/2015		160,000	144,400
			12,322,025
Materials 14.4%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		106,000	83,210
Ashland, Inc., 9.125%, 6/1/2017		415,000	476,213
Ball Corp.:
7.125%, 9/1/2016		1,420,000	1,537,150
7.375%, 9/1/2019		170,000	184,875
Berry Plastics Corp.:
5.039%***, 2/15/2015		1,965,000	1,876,575
8.25%, 11/15/2015		745,000	774,800
9.5%, 5/15/2018		235,000	225,600
144A, 9.75%, 1/15/2021		305,000	292,038
Boise Paper Holdings LLC, 8.0%, 4/1/2020		215,000	232,738
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		150,000	150,375
Celanese US Holdings LLC, 144A, 6.625%, 10/15/2018		260,000	267,150
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		515,000	524,012
Clondalkin Acquisition BV, 144A, 2.292%***, 12/15/2013		1,795,000	1,655,887
Compass Minerals International, Inc., 8.0%, 6/1/2019		325,000	354,250
CPG International I, Inc., 10.5%, 7/1/2013		445,000	452,231
Crown Americas LLC, 7.625%, 5/15/2017		1,590,000	1,717,200
Crown European Holdings SA, 144A, 7.125%, 8/15/2018	EUR	250,000	331,814
Domtar Corp., 10.75%, 6/1/2017		300,000	377,250
Dow Chemical Co., 8.55%, 5/15/2019		270,000	340,933
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,770,000	1,809,825
Exopack Holding Corp., 11.25%, 2/1/2014		685,000	705,550
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		180,000	182,250
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		428,424	389,866
10.0%, 3/31/2015		421,120	383,219
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		1,665,000	1,647,321
144A, 7.125%, 1/15/2017		155,000	163,525
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		90,000	93,375
9.5%, 6/15/2017		765,000	830,025
Greif, Inc., 7.75%, 8/1/2019		870,000	957,544
Hexcel Corp., 6.75%, 2/1/2015		1,215,000	1,233,225
Huntsman International LLC:
8.625%, 3/15/2020		455,000	485,713
144A, 8.625%, 3/15/2021		185,000	196,100
Ineos Finance PLC:
144A, 9.0%, 5/15/2015		195,000	201,825
144A, 9.25%, 5/15/2015	EUR	75,000	100,761
Koppers, Inc., 7.875%, 12/1/2019		490,000	527,975
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		635,000	588,962
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		760,000	819,850
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		110,000	103,400
Momentive Performance Materials, Inc.:
144A, 9.0%, 1/15/2021		250,000	248,750
144A, 9.5%, 1/15/2021	EUR	255,000	327,693
NewMarket Corp., 7.125%, 12/15/2016		495,000	504,900
Novelis, Inc., 11.5%, 2/15/2015		395,000	485,850
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	255,000	331,003
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		2,030,000	2,177,175
Radnor Holdings Corp., 11.0%, 3/15/2010**		90,000	9
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018 (c)		370,000	369,538
Sealed Air Corp., 7.875%, 6/15/2017		2,360,000	2,589,522
Silgan Holdings, Inc., 7.25%, 8/15/2016		845,000	880,912
Solo Cup Co., 10.5%, 11/1/2013		1,270,000	1,323,975
Texas Industries, Inc., 144A, 9.25%, 8/15/2020		305,000	318,725
United States Steel Corp., 7.375%, 4/1/2020		595,000	594,256
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		545,000	564,075
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		328,799	177,551
			34,168,546
Telecommunication Services 12.5%
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		1,015,000	1,119,037
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,260,000	1,222,200
8.375%, 10/15/2020		1,360,000	1,264,800
8.75%, 3/15/2018		1,185,000	1,072,425
Cricket Communications, Inc.:
144A, 7.75%, 10/15/2020		1,940,000	1,789,650
10.0%, 7/15/2015 (b)		495,000	522,225
Crown Castle International Corp.:
7.125%, 11/1/2019		325,000	351,813
9.0%, 1/15/2015		560,000	617,400
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		320,000	352,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,360,000	1,428,000
ERC Ireland Preferred Equity Ltd., 144A, 8.05%***, 2/15/2017 (PIK)	EUR	253,171	25,115
Frontier Communications Corp.:
6.25%, 1/15/2013		224,000	238,000
7.875%, 4/15/2015		85,000	92,650
8.25%, 4/15/2017		500,000	550,000
8.5%, 4/15/2020		665,000	731,500
8.75%, 4/15/2022		85,000	93,288
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		97,606	37,090
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,215,000	1,245,375
Intelsat Corp., 9.25%, 6/15/2016		2,165,000	2,278,662
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		920,000	917,700
11.25%, 6/15/2016		455,000	486,281
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		1,015,000	1,075,900
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		590,000	604,750
iPCS, Inc., 2.412%***, 5/1/2013		115,000	109,825
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		810,000	771,525
7.875%, 9/1/2018		185,000	191,706
Millicom International Cellular SA, 10.0%, 12/1/2013		850,000	863,813
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		470,000	469,413
Pacnet Ltd., 144A, 9.25%, 11/9/2015		200,000	203,112
Qwest Communications International, Inc.:
144A, 7.125%, 4/1/2018		3,380,000	3,515,200
8.0%, 10/1/2015		360,000	382,500
Qwest Corp., 8.375%, 5/1/2016		90,000	108,000
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		115,000	124,200
8.25%, 8/15/2019		150,000	164,250
Sprint Nextel Corp., 8.375%, 8/15/2017 (b)		870,000	904,800
Telesat Canada, 11.0%, 11/1/2015		1,150,000	1,279,375
West Corp.:
144A, 7.875%, 1/15/2019		190,000	187,625
144A, 8.625%, 10/1/2018		50,000	52,000
Windstream Corp.:
7.0%, 3/15/2019		340,000	331,500
7.875%, 11/1/2017		1,155,000	1,212,750
8.125%, 9/1/2018		535,000	551,050
8.625%, 8/1/2016		45,000	46,688
			29,585,193
Utilities 4.5%
AES Corp.:
8.0%, 10/15/2017		255,000	265,200
8.0%, 6/1/2020		375,000	391,875
Calpine Corp.:
144A, 7.5%, 2/15/2021		640,000	628,800
144A, 7.875%, 7/31/2020		745,000	752,450
Edison Mission Energy, 7.0%, 5/15/2017		250,000	196,250
Ferrellgas LP, 144A, 6.5%, 5/1/2021		160,000	157,600
Florida Gas Transmission Co., 144A, 7.9%, 5/15/2019		785,000	982,165
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		185,000	198,875
Kinder Morgan, Inc., 6.5%, 9/1/2012		1,098,000	1,158,390
Mirant North America LLC, 7.375%, 12/31/2013		145,000	147,175
NRG Energy, Inc.:
7.25%, 2/1/2014		3,080,000	3,141,600
7.375%, 2/1/2016		525,000	527,625
7.375%, 1/15/2017		1,145,000	1,156,450
144A, 8.25%, 9/1/2020		635,000	636,587
NV Energy, Inc., 8.625%, 3/15/2014		108,000	111,240
RRI Energy, Inc., 7.875%, 6/15/2017		95,000	86,450
Suburban Propane Partners LP, 7.375%, 3/15/2020		120,000	129,000
			10,667,732
Total Corporate Bonds (Cost $245,291,034)			254,109,041

Commercial Mortgage-Backed Security 0.4%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.501%, 10/15/2049 (Cost $1,116,610)		1,181,598	1,066,174

Government & Agency Obligations 12.7%
Other Government Related (d) 0.3%
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		770,000	837,562
Sovereign Bonds 12.4%
Democratic Socialist Republic of Sri Lanka, 144A, 7.4%, 1/22/2015		565,000	630,258
Federative Republic of Brazil:
8.875%, 10/14/2019		2,015,000	2,765,587
12.5%, 1/5/2016	BRL	2,070,000	1,379,316
Republic of Argentina, 5.83%, 12/31/2033	ARS	781	296
Republic of El Salvador, 144A, 7.65%, 6/15/2035		1,235,000	1,333,800
Republic of Ghana, 144A, 8.5%, 10/4/2017		175,000	198,625
Republic of Lithuania:
144A, 5.125%, 9/14/2017		1,395,000	1,380,350
144A, 7.375%, 2/11/2020		1,450,000	1,616,750
Republic of Panama, 9.375%, 1/16/2023		2,610,000	3,601,800
Republic of Peru, 7.35%, 7/21/2025		2,505,000	3,081,150
Republic of Poland, 6.375%, 7/15/2019		2,550,000	2,830,923
Republic of South Africa, 6.875%, 5/27/2019		185,000	221,075
Republic of Uruguay:
7.625%, 3/21/2036		615,000	772,133
9.25%, 5/17/2017		1,825,000	2,404,438
Republic of Venezuela, 9.25%, 9/15/2027		1,090,000	738,475
Russian Federation:
144A, 5.0%, 4/29/2020		1,345,000	1,340,965
REG S, 7.5%, 3/31/2030		3,674,624	4,230,594
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016		645,000	728,850
			29,255,385
Total Government & Agency Obligations (Cost $27,067,035)			30,092,947

Loan Participations and Assignments 9.3%
Senior Loans*** 8.7%
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015		106,875	109,280
Buffets, Inc.:
Letter of Credit, First Lien, 7.539%, 4/22/2015		44,245	34,290
Term Loan B, 12.0%, 4/21/2015		256,847	238,483
Burger King Corp., New Term Loan B, 6.25%, 10/19/2016		680,000	690,054
Charter Communications Operating LLC, New Term Loan, 7.25%, 3/6/2014		855,293	890,279
Dunkin' Brands, Inc., Term Loan B, LIBOR plus 4.25%, 10/25/2017		520,000	526,053
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.256%, 3/26/2014		1,294,909	1,102,129
Letter of Credit, 2.289%, 3/26/2014		77,416	65,891
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		671,035	651,323
Kabel Deutschland GmbH, Term Loan, 8.272%, 11/19/2014 (PIK)	EUR	2,314,151	3,045,609
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		821,092	800,737
Term Loan C2, 2.563%, 5/6/2013		389,461	379,807
NBTY, Inc., Term Loan B, 6.25%, 10/2/2017		975,000	988,104
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014		1,175,086	1,094,117
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013		77,050	72,339
Term Loan B, 2.625%, 6/14/2014		847,686	795,854
Pinafore LLC, Term Loan B, 6.75%, 9/29/2016		4,900,000	4,965,072
Telesat Canada:
Term Loan I, 3.26%, 10/31/2014		1,399,199	1,390,013
Term Loan II, 3.26%, 10/31/2014		120,184	119,395
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014**		404,875	257,812
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014		635,077	576,332
VML US Finance LLC:
Delayed Draw Term Loan B, 4.8%, 5/25/2012		113,807	114,027
Term Loan B, 4.8%, 5/27/2013		197,030	197,410
Warner Chilcott Co., LLC:
Term Loan A, 6.0%, 10/30/2014		501,695	502,259
Term Loan B2, 6.25%, 4/30/2015		403,262	407,040
Warner Chilcott Corp.:
Term Loan, 6.25%, 4/30/2015		397,000	400,720
Term Loan B1, 6.25%, 4/30/2015		242,173	244,442
			20,658,871
Sovereign Loans 0.6%
BOM Capital PLC, 144A, 6.699%, 3/11/2015		1,385,000	1,402,312
Total Loan Participations and Assignments (Cost $21,985,316)			22,061,183

Preferred Securities 1.3%
Financials 1.1%
Citigroup Capital XXI, 8.3%, 12/21/2057		2,465,000	2,563,600
Materials 0.2%
Hercules, Inc., 6.5%, 6/30/2029		675,000	517,219
Total Preferred Securities (Cost $2,913,343)			3,080,819

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $15,000)	15	15,000

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	8,911	32,524
Dex One Corp.*	2,638	12,531
SuperMedia, Inc.*	493	2,228
Trump Entertainment Resorts, Inc.*	32	583
Vertis Holdings, Inc.*	4,349	0
		47,866
Industrials 0.0%
Quad Graphics, Inc.*	317	13,790
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	6,056
GEO Specialty Chemicals, Inc. 144A*	649	552
		6,608
Total Common Stocks (Cost $1,522,830)		68,264

	Principal Amount ($) (a)	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $90,750)	100	89,287

	Shares	Value ($)

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	589	18
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	400	3,792
Total Warrants (Cost $87,876)		3,810

Securities Lending Collateral 1.1%
Daily Assets Fund Institutional, 0.21% (e) (f) (Cost $2,498,220)	2,498,220	2,498,220

Cash Equivalents 4.8%
Central Cash Management Fund, 0.21% (e) (Cost $11,251,924)	11,251,924	11,251,924

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $313,839,938)+	137.0	324,336,669
Other Assets and Liabilities, Net	1.8	4,304,298
Notes Payable	(38.9)	(92,000,000)
Net Assets	100.0	236,640,967

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest MediaWorks LP	9.25%	8/1/2015	205,000	USD	205,000	34,850
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	290,000	USD	292,813	928
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	97,606	USD	92,881	37,090
Radnor Holdings Corp.	11.0%	3/15/2010	90,000	USD	79,463	9
Tribune Co.	LIBOR plus 3.0%	6/4/2014	404,875	USD	404,622	257,812
Tropicana Entertainment LLC	9.625%	12/15/2014	730,000	USD	547,250	1,752
Vertis, Inc.	13.5%	4/1/2014	112,615	USD	45,748	3,378
Wolverine Tube, inc.	15.0%	3/31/2012	328,799	USD	328,955	177,551
Young Broadcasting, Inc.	8.75%	1/15/2014	1,245,000	USD	1,111,306	12
					3,108,038	513,382

*** These securities are shown at their current rate as of November 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $314,664,326. At November 30, 2010, net unrealized appreciation for all securities based on tax cost was $9,672,343. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,910,783 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,238,440.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2010 amounted to $2,379,694, which is 1.0% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust

At November 30, 2010, open credit default swap contracts purchased were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
9/20/2010 12/20/2015	555,000	1	5.0%	Markit CDX.NA.HY	10,753	10,753	—

At November 30, 2010, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	1,285,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	105,306	(6,395)	111,701
6/21/2010 9/20/2015	1,555,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B	117,371	(35,560)	152,931
Total unrealized appreciation							264,632

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.
Counterparties:
1 JPMorgan Chase Securities, Inc.
2 The Goldman Sachs & Co.
3 Bank of America

As of November 30, 2010, the Fund had entered into the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	6,276,500	USD	8,401,754	12/20/2010	255,084	Citigroup, Inc.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$252,880,220	$1,228,821	$254,109,041
Commercial Mortgage-Backed Security	—	1,066,174	—	1,066,174
Government & Agency Obligations	—	30,092,947	—	30,092,947
Loan Participations and Assignments	—	22,061,183	—	22,061,183
Preferred Securities	—	3,080,819	—	3,080,819
Other Investments	—	—	15,000	15,000
Common Stocks (i)	61,073	—	7,191	68,264
Preferred Stock	—	—	89,287	89,287
Warrants (i)	—	—	3,810	3,810
Short-Term Investments (i)	13,750,144	—	—	13,750,144
Derivatives (j)	—	519,716	—	519,716
Total	$13,811,217	$309,701,059	$1,344,109	$324,856,385

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended November 30, 2010.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments	Common Stocks
Balance as of November 30, 2009	$872,385		$1,083,906	$—	$6,608
Net realized gain (loss)	—		(58,306)	—	—
Change in unrealized appreciation (depreciation)	24,437		125,671	0	(65)
Amortization premium/discount	70,132		11,798	—	—
Net purchases (sales)	324,105		(1,163,069)	15,000	648
Transfers into Level 3	51,512	(k)	—	—	—
Transfers (out) of Level 3	(113,750	) (l)	—	—	—
Balance as of November 30, 2010	$1,228,821		$—	$15,000	$7,191
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2010	$(290,169)		$—	$0	$(65)

	Convertible Preferred Stocks	Preferred Stock	Warrants	Total
Balance as of November 30, 2009	$0	$—	$5,404	$1,968,303
Net realized gain (loss)	(12,580)	10	—	(70,876)
Change in unrealized appreciation (depreciation)	12,580	(1,463)	(1,594)	159,566
Amortization premium/discount	—	—	—	81,930
Net purchases (sales)	0	90,740	0	(732,576)
Transfers into Level 3	—	—	—	51,512
Transfers (out) of Level 3	—	—	—	(113,750)
Balance as of November 30, 2010	$—	$89,287	$3,810	$1,344,109
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2010	$—	$(1,463)	$3,810	$(287,887)

Transfer between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(l) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2010
Assets
Investments: Investments in securities, at value (cost $300,089,794) — including $2,379,694 of securities loaned	$310,586,525
Investment in Daily Assets Fund Institutional (cost $2,498,220)*	2,498,220
Investment in Central Cash Management Fund (cost $11,251,924)	11,251,924
Total investments, at value (cost $313,839,938)	324,336,669
Cash	67,785
Foreign currency, at value (cost $129,670)	129,647
Receivable for investments sold	1,954,855
Interest receivable	5,961,631
Unrealized appreciation on open forward foreign currency exchange contracts	255,084
Unrealized appreciation on open credit default swap contracts	264,632
Upfront payments paid on open credit default swap contracts	10,753
Foreign taxes recoverable	24,495
Other assets	70,266
Total assets	333,075,817
Liabilities
Notes payable	92,000,000
Payable upon return of securities loaned	2,498,220
Payable for investments purchased	1,110,449
Payable for investments purchased — when-issued securities	370,000
Net payable for open credit default swap contracts	5,203
Interest on notes payable	76,560
Upfront payments received on open credit default swap contracts	41,955
Accrued management fee	180,658
Other accrued expenses and payables	151,805
Total liabilities	96,434,850
Net assets, at value	$236,640,967

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2010 (continued)
Net Assets Consist of:
Undistributed net investment income	6,037,885
Net unrealized appreciation (depreciation) on: Investments	10,496,731
Credit default swap contracts	264,632
Foreign currency	250,393
Accumulated net realized gain (loss)	(25,750,643)
Paid-in capital	245,341,969
Net assets, at value	$236,640,967
Net Asset Value
Net Asset Value per share ($236,640,967 ÷ 24,277,999 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$9.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2010
Investment Income
Income: Interest (net of foreign taxes withheld of $5,768)	$25,576,763
Income distributions — Central Cash Management Fund	13,602
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,360
Total income	25,606,725
Expenses: Management fee	1,945,991
Services to shareholders	50,977
Custodian fee	67,471
Professional fees	125,557
Trustees' fees and expenses	10,532
Reports to shareholders	165,262
Interest expense	1,247,914
Stock exchange listing fees	28,666
Other	57,439
Total expenses	3,699,809
Net investment income (loss)	21,906,916
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,559,349
Futures	14,238
Credit default swap contracts	14,667
Foreign currency	2,225,005
10,813,259
Change in net unrealized appreciation (depreciation) on: Investments	5,675,048
Unfunded loan commitments	297
Futures	(930)
Credit default swap contracts	264,632
Foreign currency	294,393
6,233,440
Net gain (loss)	17,046,699
Net increase (decrease) in net assets resulting from operations	$38,953,615

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
as of November 30, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$38,953,615
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(244,116,485)
Net purchases, sales and maturities of short-term investments	(9,803,983)
Net amortization/accretion of premium (discount)	(1,420,636)
Proceeds from sales and maturities of long-term investments	249,329,947
(Increase) decrease in interest receivable	211,590
Increase (decrease) in daily variation margin on open futures contracts	(3,039)
(Increase) decrease in other assets	(92,865)
(Increase) decrease in receivable for investments sold	1,693,062
Increase (decrease) in interest on notes payable	(3,642)
Increase (decrease) in payable for investments and when-issued securities purchased	(3,294,159)
Increase (decrease) in upfront payments paid/received on credit default swap contracts	31,202
Increase (decrease) in net payable for open credit default swap contracts	5,203
Increase (decrease) in accrued expenses and payables	21,434
Change in net unrealized (appreciation) depreciation on investments	(5,675,048)
Change in net unrealized (appreciation) depreciation on credit default swap contracts	(264,632)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(307,653)
Change in net unrealized (appreciation) depreciation in unfunded loan commitments	(297)
Net realized (gain) loss from investments	(8,559,349)
Cash provided (used) by operating activities	16,704,265
Cash Flows from Financing Activities
Net increase (decrease) in foreign currency overdraft	(330,090)
Net increase (decrease) in notes payable	3,500,000
Distributions paid (net of reinvestment of distributions)	(20,411,897)
Cash provided (used) by financing activities	(17,241,987)
Increase (decrease) in cash	(537,722)
Cash at beginning of period	735,154
Cash at end of period (including foreign currency)	$197,432
Supplemental Disclosure
Reinvestment of distributions	$208,362
Interest paid on notes	$(1,251,556)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$21,906,916	$18,392,143
Net realized gain (loss)	10,813,259	(9,464,467)
Change in net unrealized appreciation (depreciation)	6,233,440	70,072,512
Net increase (decrease) in net assets resulting from operations	38,953,615	79,000,188
Distributions to shareholders from: Net investment income	(20,620,259)	(18,992,975)
Fund share transactions: Net proceeds from reinvestment of distributions	208,362	—
Net increase (decrease) in net assets from Fund share transactions	208,362	—
Increase (decrease) in net assets	18,541,718	60,007,213
Net assets at beginning of period	218,099,249	158,092,036
Net assets at end of period (including undistributed net investment income of $6,037,885 and $2,489,980, respectively)	$236,640,967	$218,099,249
Other Information
Shares outstanding at beginning of period	24,256,668	24,256,668
Shares issued to shareholders from reinvestment of distributions	21,331	—
Shares outstanding at end of period	24,277,999	24,256,668

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended November 30,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.99	$6.52	$9.61		$10.09		$9.75
Income (loss) from investment operations: Net investment incomea	.90	.76	.67		.68		.72
Net realized and unrealized gain (loss)	.71	2.49	(2.98)		(.38)		.40
Total from investment operations	1.61	3.25	(2.31)		.30		1.12
Less distributions from: Net investment income	(.85)	(.78)	(.78)		(.78)		(.78)
Rights offering costs	—	—	—		(.01	)b	—
Advisor reimbursement	—	—	—		.01		—
Net asset value, end of period	$9.75	$8.99	$6.52		$9.61		$10.09
Market price, end of period	$10.17	$8.28	$5.10		$8.45		$10.73
Total Return
Based on net asset value (%)c	18.71	54.34	(24.55	)d	3.12	b,d,f	11.87	d
Based on market price (%)c	34.58	81.73	(32.88)		(14.74)		14.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	218	158		233		208
Ratio of expenses before fee reductions (including interest expense) (%)	1.62	1.53	1.49		2.15		2.55
Ratio of expenses after fee reductions (including interest expense) (%)	1.62	1.53	1.48		2.14		2.54
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.07	1.04	1.04		1.02		1.03
Ratio of net investment income (%)	9.57	9.69	7.56		6.85		7.28
Portfolio turnover rate (%)	78	113	35		53		79
Total debt outstanding end of period ($ thousands)	92,000	88,500	41,500		20,000		52,750
Asset coverage per $1,000 of debte	3,572	3,464	4,810		12,652		4,934

a Based on average shares outstanding during the period.
b During the period ending November 30, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares. Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
c Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
d Total return would have been lower had certain fees not been reduced.
e Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
f Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.09% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multi-Market Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $24,924,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2015 ($813,000), November 30, 2016 ($10,986,000) and November 30, 2017 ($13,125,000), the respective expiration dates, whichever occurs first.

During the year ended November 30, 2010, the Fund utilized $8,079,000 and lost, through expiration, $7,861,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts and certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income*	$6,564,224
Capital loss carryforwards	$(24,924,000)
Net unrealized appreciation (depreciation) on investments	$9,672,343

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2010	2009
Distributions from ordinary income*	$20,620,259	$18,992,975

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank at November 30, 2010.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended November 30, 2010, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2010, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $555,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,840,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended November 30, 2010, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts as of November 30, 2010. For the year ended November 30, 2010, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to $3,838,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2010 is included at the end of the Fund's Investment Portfolio. For the year ended November 30, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $8,402,000 to $18,092,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $494,470.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities presented by the primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$264,632	$264,632
Foreign Exchange Contracts (b)	255,084	—	255,084
	$255,084	$264,632	$519,716

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open swap contracts

(b) Unrealized appreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$14,238	$—	$14,238
Credit Contracts (a)	—	—	14,667	14,667
Foreign Exchange Contracts (b)	2,561,382	—	—	2,561,382
	$2,561,382	$14,238	$14,667	$2,590,287

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$(930)	$—	$(930)
Credit Contracts (a)	$—	$—	264,632	$264,632
Foreign Exchange Contracts (b)	307,653	—	—	307,653
	$307,653	$(930)	$264,632	$571,355

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended November 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $244,116,485 and $249,329,947, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annualized rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DISC aggregated $34,916, of which $8,827 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,795, of which $8,850 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

The Fund has entered into a revolving credit agreement with a commercial bank (the "Lender"), which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $92,000,000. The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement facility has a maturity date of June 23, 2011 subject to early termination discussed below. There is no assurance the facility will be renewed in 2011. The notes payable represents a secured loan of $92,000,000, which is the amount drawn on the facility at November 30, 2010. The note bears interest at the commercial paper rate plus program fees. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations. The loan amounts and rates are reset periodically under the revolving credit agreement.

At November 30, 2010, the Fund had a notes payable outstanding of $92,000,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2010 was approximately $91,725,000, with a weighted average borrowing cost of 1.36%. The borrowings were valued at cost, which approximates fair value.

Draws on the line of credit are funded by the issuance of commercial paper. The Lender's obligation under the revolving credit agreement is supported by a Standby Purchase Agreement between the Lender and a commercial bank. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Standby Purchase Agreement. The Standby Purchase Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon ninety (90) days notice if the Standby Purchase Agreement is not renewed at any time, and is also subject to other customary termination events.

H. Share Repurchases

Under a program initially authorized by the Board of Trustees in July 2009, and subsequently renewed in 2010, the Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2010, the Fund did not repurchase shares.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase its shares in the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Multi-Market Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Multi-Market Income Trust at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts January 21, 2011

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

The Fund de-listed its common shares from trading on the Chicago Stock Exchange ("CHX") effective December 31, 2010. The Fund's Board of Trustees approved the de-listing of the Fund from the CHX in consideration of efficient management of the Fund's costs, the Fund's primary listing on the New York Stock Exchange ("NYSE") and minimal trading activity of its shares on the CHX. Shares of the Fund will continue to be listed and traded on its primary exchange, the NYSE, and the de-listing is not expected to affect trading on that exchange.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total operating expenses excluding certain investment related expenses and based on managed assets were expected to be at the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates. The Board considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of November 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee.  An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MULTI-MARKET INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$58,214	$0	$11,103	$0
2009	$55,380	$0	$8,275	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,103	$295,930	$645,807	$952,840
2009	$8,275	$440,000	$711,000	$1,159,275

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

■
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2010

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Social & Political Issues

A	Labor & Human Rights

B	Diversity & Equality

C	Health & Safety

D	Government/Military

E	Tobacco

F	Principles for Responsible Investment (“PRI”)Environmental Issues

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.

A.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.           Principles for Responsible Investment

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.           Environmental Issues

AM policy is to vote “for” increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	10	$5,999,303,541	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	1	$172,260,113	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a
June 1 through June 30	0	n/a	n/a	n/a
July 1 through July 31	0	n/a	n/a	n/a
August 1 through August 31	0	n/a	n/a	n/a
September 1 through September 30	0	n/a	n/a	n/a
October 1 through October 31	0	n/a	n/a	n/a
November 1 through November 30	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a
The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 28, 2011